                                                                   EXHIBIT 10.39

                       GLENBROOK LIFE AND ANNUITY COMPANY

                          ADDENDUM TO SELLING AGREEMENT

This Addendum shall modify your Selling Agreement ("Agreement") with Glenbrook Life and Annuity Company ("Glenbrook Life") and ALFS, Inc. ("ALFS") as set forth below and in the attached Schedule A.

The attached Schedule A shall replace any previous Schedule A for the same product or; shall be an addition to the current Schedule A if the product was not part of your Selling Agreement prior to the effective date of this Amendment.

The acceptance of an application for this product, on or after the effective date of this Addendum, is subject to the rules of Glenbrook Life and ALFS and the provisions of your Selling Agreement. By submission of a Glenbrook Life application, acceptance of commissions, request for change of Agent of record and/or transfer of servicing to another BD in accordance with the Addendum, you agree to be bound by the provisions of this Addendum.

Effective date:  November 18, 2002

BY   /s/ Andrea Schur                           /s/ Lisa A. Burnell


     Andrea Schur                               Lisa A. Burnell
     Vice President                             Assistant Vice President
     Glenbrook Life and Annuity Company         and Compliance Officer
                                                ALFS, Inc.

                             SCHEDULE OF COMMISSIONS

                                   SCHEDULE A

Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

       AIM LIFETIME AMERICA CLASSIC (SM) VARIABLE ANNUITY "STANDARD" OPTION

        ISSUE AGE                                                 COMMISSION OPTIONS
------------------------------------------------------------------------------------------------------------------------------
                                   A                               B                                       C
------------------------------------------------------------------------------------------------------------------------------
                                6.25%*                           5.00%                                  4.50%*
           0-80                no trail            .25% trail in contract years 2+**      1% trail in contract years 8+***(1)

                                5.00%*                           4.00%                                  3.50%*
          81-85                no trail            .25% trail in contract years 2+**      1% trail in contract years 8+***(1)

                                3.125%*                          2.50%                                  2.55%*
          86-90                No trail            .25% trail in contract years 2+**      1% trail in contract years 8+***(1)

*    =    Based upon purchase payment.

**   =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 15th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

***  =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 87th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 87th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

(1) Trail applies to Account Value less premium still within surrender charge period.

                             COMMISSION CHARGE BACKS

       TRANSACTION       PERIOD OF CHARGEBACK                  CHARGEBACK                             PLEASE NOTE
------------------------------------------------------------------------------------------------------------------------------
        Surrender       During the "free look" period      100% of commission                             N/A

                         COMMISSION DURING ANNUITIZATION

                                   A                               B                                       C
------------------------------------------------------------------------------------------------------------------------------
                                                                                         0% if annuitize in contract years
                                                                                         0-7 .50% if annuitize in contract
                          0% if annuitized in                                            years 8+ (if surrender charge
        Variable          contract years 1- 7    .25% if annuitize in contract year 1-7  remains at annuitizations)
    Annuitization(2)                             .50% if annuitize in contract years 8+
                        .50'% if annuitized in                                           1% if annuitize in contract years 8+
                           contract years 8+                                             (if no surrender charge remains at
                                                                                         annuitizations)

                          0% if annuitize in
                          contract years 1-7       0% if annuitize in contract years     0% if annuitize in contract years 0-7
          Fixed                                                   1-7
    Annuitization(2)     .25% if annuitized in                                            .25% if annuitize in contract years
                           contract years 8+     .25% if annuitize in contract years 8+                   8+

(2) No commission will be paid on payment coming from Guaranteed Minimum Income Benefit.

     AIM LIFETIME AMERICA REGAL (SM) VARIABLE ANNUITY "SHORT SURRENDER" OPTION

        ISSUE AGE                                                 COMMISSION OPTIONS
------------------------------------------------------------------------------------------------------------------------------
                                       A                                  B                                   C
------------------------------------------------------------------------------------------------------------------------------
                                     3.75%
           0-80           1% trail in contract years                     N/A                                 N/A
                                    4+**(1)

                                     3.00%
          81-85           1% trail in contract years                     N/A                                 N/A
                                    4+**(1)

                                    1.875%
          86-90           1% trail in contract years                     N/A                                 N/A
                                    4+**(1)

*    =    Based upon purchase payment.
**   =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 39th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 39th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

(1) Trail applies to Account Value less premium still within surrender charge period.

                             COMMISSION CHARGE BACKS

       TRANSACTION       PERIOD OF CHARGEBACK                  CHARGEBACK                             PLEASE NOTE
------------------------------------------------------------------------------------------------------------------------------
        Surrender       During the "free look"             100% of commission                             N/A
                                period

                         COMMISSION DURING ANNUITIZATION

                                        A                                 B                                 C
------------------------------------------------------------------------------------------------------------------------------
        Variable           0% if annuitized in contract                  N/A                               N/A
    Annuitization(2)                years 1- 3

                          1'% if annuitized in contract
                                     years 4+

          Fixed         0% if annuitize in contract years                N/A                               N/A
    Annuitization(2)                   1-3

                          .25% if annuitized in contract
                                     years 4+

(2) No commission will be paid on payment coming from Guaranteed Minimum Income Benefit.

     AIM LIFETIME AMERICA FREEDOM (SM) VARIABLE ANNUITY "NO SURRENDER" OPTION

        ISSUE AGE                                                 COMMISSION OPTIONS
------------------------------------------------------------------------------------------------------------------------------
                                       A                               B                                   C
------------------------------------------------------------------------------------------------------------------------------
                                     1.5%
           0-80         1% trail in contract years 2+**               N/A                                 N/A

                                     1.25%
          81-85         1% trail in contract years 2+**               N/A                                 N/A

                                     1.00%
          86-90         1% trail in contract years 2+**               N/A                                 N/A

*    =    Based upon purchase payment.
**   =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 15th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

                             COMMISSION CHARGE BACKS

       TRANSACTION       PERIOD OF CHARGEBACK                  CHARGEBACK                             PLEASE NOTE
------------------------------------------------------------------------------------------------------------------------------
     Full or Partial    During the "free look"
       Withdrawal               period                     100% of commission                             N/A

     Full or Partial    During the "free look"
       Withdrawal               period                     100% of commission                             N/A

                         COMMISSION DURING ANNUITIZATION

                                         A                                   B                                C
------------------------------------------------------------------------------------------------------------------------------
        Variable           1% in contract years 2+ (regardless
    Annuitization(2)       of when contract is annuitized)                   N/A                              N/A

                             .25% in contract years 2+
          Fixed           (regardless of when contract is                    N/A                              N/A
    Annuitization(2)                annuitized)

(1) No commission will be paid on payment coming from Guaranteed Minimum Income Benefit.

                       GLENBROOK LIFE AND ANNUITY COMPANY

                          ADDENDUM TO SELLING AGREEMENT


This Addendum shall modify your Selling Agreement ("Agreement") with Glenbrook Life and Annuity Company ("Glenbrook Life") and ALFS, Inc. ("ALFS") as set forth below and in the attached Schedule A.

The attached Schedule A shall replace any previous Schedule A for the same product or; shall be an addition to the current Schedule A if the product was not part of your Selling Agreement prior to the effective date of this Amendment.

The acceptance of an application for this product, on or after the effective date of this Addendum, is subject to the rules of Glenbrook Life and ALFS and the provisions of your Selling Agreement. By submission of a Glenbrook Life application, acceptance of commissions, request for change of Agent of record and/or transfer of servicing to another BD in accordance with the Addendum, you agree to be bound by the provisions of this Addendum.

Effective date:  December 31, 2001

By:


    Andrea Schur                                 Lisa A. Burnell
    Vice President                               Assistant Vice President
    Glenbrook Life and Annuity Company           and Compliance Officer
                                                 ALFS, Inc.

The following revisions are made to the Commission Schedules that are a part of the Selling Agreement. The payment of commissions for this product is subject to the rules of Glenbrook Life and ALFS and the provision of your Selling Agreement.

                             SCHEDULE OF COMMISSIONS

                                   SCHEDULE A

Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued According to the following chart (based upon the option selected in writing by each Agent or Representative):

       AIM LIFETIME AMERICA CLASSIC (SM) VARIABLE ANNUITY "STANDARD" OPTION

        ISSUE AGE                                                 COMMISSION OPTIONS
------------------------------------------------------------------------------------------------------------------------------
                                   A                               B                                       C
------------------------------------------------------------------------------------------------------------------------------
                                6.25%*                           5.00%                                  4.50%*
           0-80                no trail            .25% trail in contract years 2+**      1% trail in contract years 8+***(1)

                                5.00%*                           4.00%                                  3.50%*
          81-85                no trail            .25% trail in contract years 2+**      1% trail in contract years 8+***(1)

                                3.125%*                          2.50%                                  2.55%*
          86-90                No trail            .25% trail in contract years 2+**      1% trail in contract years 8+***(1)

*    =    Based upon purchase payment.

**   =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 15th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

***  =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 87th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 87th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

(1) Trail applies to Account Value less premium still within surrender charge period.

(2) No commission will be paid on payment coming from Guaranteed Minimum Income Benefit.

                             COMMISSION CHARGE BACKS

       TRANSACTION       PERIOD OF CHARGEBACK                  CHARGEBACK                             PLEASE NOTE
------------------------------------------------------------------------------------------------------------------------------
        Surrender       During the "free look" period      100% of commission                             N/A

                         COMMISSION DURING ANNUITIZATION

                                   A                                B                                      C
------------------------------------------------------------------------------------------------------------------------------
                                                                                         0% if annuitize in contract years
                                                                                         0-7 .50% if annuitize in contract
                          0% if annuitized in       .25% if annuitize in contract year   years 8+ (if surrender charge
       Variable           contract years 1- 7                      1-7                   remains at annuitizations)
   Annuitization(2)                                .50% if annuitize in contract years
                        .50'% if annuitized in                      8+                   1% if annuitize in contract years 8+
                           contract years 8+                                             (if no surrender charge remains at
                                                                                         annuitizations)

                          0% if annuitize in        0% if annuitize in contract years
                          contract years 1-7                       1-7                   0% if annuitize in contract years 0-7
         Fixed
   Annuitization(2)      .25% if annuitized in     .25% if annuitize in contract years    .25% if annuitize in contract years
                           contract years 8+                        8+                                    8+

     AIM LIFETIME AMERICA REGAL (SM) VARIABLE ANNUITY "SHORT SURRENDER" OPTION

        ISSUE AGE                                                 COMMISSION OPTIONS
------------------------------------------------------------------------------------------------------------------------------
                                       A                                  B                                   C
------------------------------------------------------------------------------------------------------------------------------
                                     3.75%
           0-80           1% trail in contract years                     N/A                                 N/A
                                    4+**(1)

                                     3.00%
          81-85           1% trail in contract years                     N/A                                 N/A
                                    4+**(1)

                                    1.875%
          86-90           1% trail in contract years                     N/A                                 N/A
                                    4+**(1)

*    =    Based upon purchase payment.
**   =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 39th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 39th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

(1) Trail applies to Account Value less premium still within surrender charge period.

(2) No commission will be paid on payment coming from Guaranteed Minimum Income Benefit.

                             COMMISSION CHARGE BACKS

       TRANSACTION       PERIOD OF CHARGEBACK                  CHARGEBACK                             PLEASE NOTE
------------------------------------------------------------------------------------------------------------------------------
        Surrender       During the "free look" period      100% of commission                             N/A

                         COMMISSION DURING ANNUITIZATION

                                        A                                 B                                 C
------------------------------------------------------------------------------------------------------------------------------
                           0% if annuitized in contract
                                    years 1- 3
        Variable                                                         N/A                               N/A
    Annuitization(2)      1'% if annuitized in contract
                                     years 4+

                        0% if annuitize in contract years
                                       1-3
          Fixed                                                          N/A                               N/A
    Annuitization(2)      .25% if annuitized in contract
                                     years 4+

     AIM LIFETIME AMERICA FREEDOM (SM) VARIABLE ANNUITY "NO SURRENDER" OPTION

        ISSUE AGE                                                 COMMISSION OPTIONS
------------------------------------------------------------------------------------------------------------------------------
                                       A                               B                                   C
------------------------------------------------------------------------------------------------------------------------------
                                     1.5%
           0-80         1% trail in contract years 2+**               N/A                                 N/A

                                     1.25%
          81-85         1% trail in contract years 2+**               N/A                                 N/A

                                     1.00%
          86-90         1% trail in contract years 2+**               N/A                                 N/A

*    =    Based upon purchase payment.
**   =    Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 15th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

(1) For Standard option C and Short Surrender option A, trail applies to account Value less Premium still within Surrender Charge period.
(2) No commission will be paid on payment coming from Guaranteed Minimum Income Benefit.

                             COMMISSION CHARGE BACKS

       TRANSACTION       PERIOD OF CHARGEBACK                  CHARGEBACK                             PLEASE NOTE
------------------------------------------------------------------------------------------------------------------------------
     Full or Partial    During the "free look"
       Withdrawal               period                     100% of commission                             N/A

     Full or Partial    During the "free look"
       Withdrawal               period                     100% of commission                             N/A

                         COMMISSION DURING ANNUITIZATION

                                         A                                  B                             C
------------------------------------------------------------------------------------------------------------------------------
        Variable          1% in contract years 2+ (regardless
    Annuitization(2)    of when contract is annuitized)                    N/A                           N/A

                             .25% in contract years 2+
          Fixed           (regardless of when contract is                  N/A                           N/A
    Annuitization(2)                annuitized)

                                SELLING AGREEMENT
                       GLENBROOK LIFE AND ANNUITY COMPANY

Agreement, made this                      day of                  by and among
Glenbrook Life and Annuity Company ("Glenbrook"), an Arizona life insurance company; ALFS, Inc. ("ALFS"), a Delaware corporation:
("Broker-Dealer" or BD"), a                                Corporation; and
                         ("Associated Insurance Agency"), a
                        Corporation.


GLENBROOK LIFE AND ANNUITY COMPANY                   ALFS, INC.


BY:                                         BY:
   -----------------------------------         ---------------------------------
TITLE:                                      TITLE:
      --------------------------------            ------------------------------


BROKER DEALER                               ASSOCIATED INSURANCE COMPANY


------------------------------------        ------------------------------------
(NAME)                                      (NAME)

------------------------------------        ------------------------------------
(STREET ADDRESS)                            (STREET ADDRESS)

------------------------------------        ------------------------------------
(CITY, STATE, ZIP)                          (CITY, STATE, ZIP)


BY:                                         BY:
   -----------------------------------         ---------------------------------
PRINT NAME:                                 PRINT NAME:
           ---------------------------                 -------------------------
TITLE:                                      TITLE:
      --------------------------------            ------------------------------
                                            FOR STATES:
                                                       -------------------------

WHEREAS, Glenbrook issues certain insurance products and group and individual insurance contracts/polices and certificates participating therein (collectively, "Contracts") described further in this Agreement and attached Schedules, some of which may be deemed securities ("Registered Contracts") under the Securities Act of 1933 ("1933 Act"); and

WHEREAS, Glenbrook has appointed ALFS< a broker/dealer, as the Underwriter of the Registered Contracts; and

WHEREAS, BD is a broker/dealer engaged in the sale of securities and other investment products; and

WHEREAS, in the event that Associated Insurance Agency and BD are the same person, the duties, responsibilities and privileges of Associated Insurance Agency under this Agreement shall be undertaken by BD; and

WHEREAS, Glenbrook and ALFS propose BD and Associated Insurance Agency to solicit sales of the contracts;

NOW THEREFORE, in consideration of the premises and mutual promises contained herein including the attached Schedule and Exhibits, the parties hereto agree as follows:

1.   SUCCESSOR ORGANZATIONS

          a. Glenbrook shall, in its sole discretion, have the right to appoint a successor broker/dealer ("successor broker/dealer") to replace ALFS as Underwriter of the Registered Contracts. Upon appointment, successor broker/dealer shall assume all duties, responsibilities and privileges undertaken by ALFS under this Agreement. Glenbrook shall provide written notice of such change in appointment to BD and Associated Insurance Agency.

          b. Upon written notice to ALFS, BD shall have the right to appoint a successor BD to assume its duties, responsibilities and privileges under this Agreement. ALFS reserves the right to reject the appointment of any successor BD and shall provide written notice of such rejection to BD.

          c. Upon written notice to Glenbrook, Associated Insurance Agency shall have the right to appoint a successor Associated Insurance Agency or additional Associated Insurance Agencies to assume its duties, responsibilities and privileges under this Agreement. Glenbrook reserves the right to reject the appointment of any successor Associated Insurance Agency or additional Associated Insurance Agencies and shall provide written notice of such rejection to Associated Insurance Agency.

2.   APPOINTMENT AND AUTHORIZATION

     ALFS hereby authorizes BD to solicit sales of the Contracts that are described more specifically in the Commission Schedule(s) attached hereto. Glenbrook hereby appoints Associated Insurance Agency to solicit sales of the Contracts. BD and Associated Insurance Agency accept such appointment and authorization, and each agrees to use its best efforts to find purchasers of the Contracts acceptable to Glenbrook.

3.   REPRESENTATIONS

          a. Glenbrook, ALFS, BD and Associated Insurance Agency each represents to one another that it and the officers signing above have full power and authority to enter into this Agreement, and that this Agreement has been duty and validly executed by it and constitutes a legal, valid and binding agreement.

          b. ALFS represents to BD that ALFS (and any successor broker/dealer) is registered as a broker/dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 ("1934 Act") and under the state securities laws of each jurisdiction in which such registration is required for underwriting the Contracts, and that it is a member of the National Association of Securities Dealers, Inc. (the "NASD").

          c. BD represents to ALFS that BD is, and at all times when performing its functions and fulfilling its obligations under this Agreement, will be, registered with the SEC as a broker/dealer under the 1934 Act and under the state securities laws of each jurisdiction in which such registration is required for the sale of the Contracts, and a member of the NASD. BD will notify ALFS in writing if such registration is terminated or suspended, and shall take all reasonable actions to reinstate such registrations.

          d. BD represents to ALFS that BD has adopted supervisory procedures, and its compliance manual addresses: (i) maintenance of appropriate level of net capital; (ii) suitability review; (iii) misrepresentations; and (iv) churning/replacements.

          e. Associated Insurance Agency represents to ALFS and Glenbrook that Associated Insurance Agency is, and at all times when performing its functions and fulfilling its obligations under this Agreement, will be, a properly licenses insurance agency in each jurisdiction in which such licensing is required for the sale of the Contracts.

          f. Glenbrook represents to BD that the Registered Contracts, including any variable separate account(s) supporting such Registered Contracts, shall comply in all material respects with the registration and other applicable requirements of the 1933 Act and the Investment Company Act of 1940, and the rules and regulations there under, including the terms of any order of the SEC with respect thereto.

          g. Glenbrook represents to BD and Associated Insurance Agency that the Contracts it issues have been filed and approved by the state insurance departments in such jurisdictions where it is authorized to transact business and such filing and approval are required prior to the issuance of Contracts therein.

          h. Glenbrook represents to BD that the prospectuses included in Glenbrook's Registration Statement for the Registered Contracts, and in post-effective amendments thereto, and any supplements thereto, as filed or to be filed with the SEC, as of their respective effective dates, contain or will contain in all material respects all statements and information which are required to be contained therein by the 1933 Act and conform or will conform in all material respects to the requirements thereof.

4.   COMPLIANCE WITH REGULATORY REQUIRMENTS

     BD shall abide by all rules and regulation of the NASD governing the sale of the Variable Contracts, including, but not limited to, requirements regarding (i) net capital; (ii) suitability review; (iii) misrepresentations; and (iv) churning/replacements. BD and Associated insurance Agency shall comply with all applicable state and federal laws and the rules and regulations of governmental or regulatory agencies affecting or governing the sale of the Contracts. BD and Associated Insurance Agency shall comply with all applicable administrative procedures of Glenbrook and ALFS.

5.   LICENSING AND/OR APPOINTMENT OF REPRENTATIVES

          a. BD and Associated Insurance Agency are hereby specifically authorized to designate those registered representatives of BD, or individuals associated with the Associated Insurance Agency ("Agents"), proposed to be engaged in solicitation of sales of the Contracts for appointment by Glenbrook as individual insurance agents. BD and Associated Insurance Agency shall not propose a registered representative, or Agent, for appointment unless such representative, or Agent, is duly licenses as an insurance agent in the state(s) in which it is proposed that such representative, or Agent, engage in solicitations of sales of the Contracts. BD and Associated Insurance Agency together shall be responsible for registered representatives', and Agents', compliance with applicable state insurance agent licensing laws.

          b. BD and Associate Insurance Agency shall assist Glenbrook and ALFS in the appointment of BD's registered representatives, and Agents, under applicable Insurance laws, to sell the Contracts. BD and Associated Insurance Agency shall comply with Glenbrook requirements for, including the General Letter of Recommendation (attached as Exhibit A), in submitting licensing or appointment documentation for proposed registered representatives and Agents. All such documentation shall be submitted by BD or Associated Insurance Agency to Glenbrook or its designated agent licensing administrator.

          c. BD and Associated Insurance Agency agree to allow Glenbrook agent appointment information in the possession of any of Glenbrook's affiliates or subsidiaries to assist in appointing BD's registered representatives and Associated Insurance Agency's Agents to sell the Contracts under applicable insurance laws.

          d. Glenbrook reserves the right to refuse to appoint any such designated individual or, once appointed, to terminate or refuse to renew the appointment of any such designated individual. Only those registered representatives who are duly licenses as insurance agents and appointed by Glenbrook (herein, "Representatives") shall have authority to solicit sales of the Contracts. Only those Agents who are registered representatives of BD shall have authority to solicit sales of the Registered Contracts. Agents who are not registered representatives of BD shall be limited to selling those Contracts which are not Registered Contracts ("Fixed Contracts"). BD and Associated Insurance Agency shall notify ALFS immediately in writing if any Representative appointed by Glenbrook ceases to be a registered representative of BD or if any Representative or Agent ceases to be properly licensed in any state.

6.   SUPERVISION OF REPRESENTATIVES AND AGENTS

          a. BD shall have full responsibility for training and supervision of all Representatives and all other persons associated with BD who are involved directly or indirectly in the offer or sale of the Registered Contracts, and all such persons shall be subject to the control of BD with respect to such person's activities in connection with the sale of the Registered Contracts. Associated Insurance Agency shall have full responsibility for training and supervision of all Agents who are involved directly or indirectly in the offer or sale of the Contracts and for Agent's compliance with applicable state insurance laws.

          b. Glenbrook and ALFS shall not have responsibility for the training and supervision of any Representative or Agency. BD and Associated Insurance Agency each agree to comply with Glenbrook's statement in support of the concepts in the Principles and Code of Ethical Market Conduct of the Insurance Marketplace Standards Association (the "IMSA Principles and Code"), as such statement may be amended from time to time, and to engage in active and fair competition as contemplated by the IMSA Principles and Code. A copy of Glenbrook's current statement in support of the IMSA Principles and Code is attached as Exhibit B.

          c. Before Representatives engage in the solicitation of applications for the Registered Contracts, BD and Associated Insurance Agency will cause the Representatives (1) to be registered representatives of BD; (2) to be licensed, registered or otherwise qualified under applicable federal and state laws to engage in the sale of the Contracts; (3) to be trained in the sale of the Contracts; and (4) to limit solicitation of applications for the Contracts to jurisdictions where Glenbrook has authorized such solicitations.

          d. Before Representatives or Agents engage in the solicitation of applications for the Fixed Contracts, Associated Insurance Agency will cause such individuals (1) to be licensed or otherwise qualified under applicable laws to engage in the sale of the Fixed Contracts; (2) to be trained in the sale of the Fixed Contracts; and (3) to limit solicitation of applications for the Fixed Contracts to jurisdictions where Glenbrook has authorized such solicitations.

          e. BD is specifically charged with the responsibility of supervising and reviewing its Representatives' use of sales literature and advertising and all other communications with the public in connection with the Contracts. With regard to Registered Contracts, no sales solicitation, including the delivery of supplemental sales literature or other such materials, shall occur, be delivered to, or used with a prospective purchaser unless accompanied or preceded by the appropriate then current prospectus(es), the then current prospectus(es) for the underlying funds funding any variable contracts (the "Funds") and, where required by state insurance law, the then current statement of additional information for any variable contracts.

          f. BD shall execute any electronic or telephone orders only in accordance with the current prospectus applicable to the Contracts and agrees, that in consideration for the telephone transfer privileges, Glenbrook will not be liable for any loss incurred as a result of acting upon electronic or telephone instructions containing unauthorized, incorrect or incomplete information received from BD or its representatives.

          g. Upon request by Glenbrook, BD and Associated Insurance Agency shall furnish appropriate records or other documentation to evidence BD's and Associated Insurance Agency's diligent supervision.

          h. In the event a Representative or Agent performs any unauthorized transaction(s) with respect to a Contract(s), BD shall bear sole responsibility, shall notify Glenbrook and shall act to terminate the sales activities of such Representative or Agent relating to the Contract(s).

          i. In the event a Representative or Agent fails to meet the BD's or Associated Insurance Agency's rules and standards, BD or Associated Insurance Agency, as the case may be, shall notify Glenbrook and shall act to terminate the sales activities of such Representative or Agent relating to the Contracts.

7.   SALES PROMOTION MATERIAL AND ADVERTISING

          a. BD, Associated Insurance Agency, Agents and Representatives, in connection with the offer or sale of the Contracts or solicitation of a payment or other transaction under a Contract, shall not give any information or make any representations or statements, written or oral, concerning the Contracts or a Fund, inconsistent with information or representations contained, in the case of a Registered Contract, in the prospectus, statement of additional information and registration statement for the Contracts or such Fund, or in reports or proxy statements thereof, or in promotional, sales or advertising material or other information supplied and approved in writing by ALFS for such use, or in the case of Fixed Contracts, in the contracts or materials furnished by Glenbrook. BD, Associated Insurance Agency, Agents and Representatives may not modify or represent that they may modify any such prospectus, statement of additional information, registration statement, and promotional, sales or advertising materials.

          b. No item of sales promotion materials or advertising relating to the Contracts, including any illustrations or software programs therefore, shall be used by BD, Associated Insurance Agency, Agents or Representatives unless the specific item has been provided by Glenbrook and ALFS or has first been approved in writing by Glenbrook and ALFS for use. Glenbrook and ALFS reserve the right to recall any material provided by them at any time for any reason, and BD and Associated Insurance Agency shall promptly comply with any such request for the return of material and shall not use such material thereafter.

8.   SOLICITING APPLICATIONS AND PAYMENTS

          a. All applications for Contracts shall be made on application forms supplied by Glenbrook. BD, Associated Insurance Agency, Agents and the Representatives shall not recommend the purchase of a Contract to a prospective purchaser unless it has reasonable grounds to believe that such purchase is suitable for the prospective purchaser and is in accordance with applicable regulations of any state Insurance commission, and with respect to Registered Contracts, the SEC and the NASD. While not limited to the following a determination of suitability shall be based on information concerning the prospective purchaser's insurance and investment objectives and financial situation and needs. All such determinations of suitability shall be approved by a Principal of BD before forwarding such application to Glenbrook and ALFS.

          b. BD and Associated Insurance Agency shall review applications for completeness and correctness, as well as compliance with the suitability standards specified above. BD will promptly, but in no case later than the end of the next business day following receipt by BD or a Representative, forward to Glenbrook according to administrative procedures all complete and correct applications for suitable transactions, together with any payments received with the applications, without deduction for compensation unless there has been a mutual arrangement for net wire transmissions between ALFS, Glenbrook and BD. Glenbrook reserves the right to reject any Contract application and return any payment made in connection with an application that is rejected.

          c. Contracts issued on accepted applications will be forwarded to BD for delivery to the Contract Owner according to procedures established by Glenbrook, unless Glenbrook has provided otherwise. BD shall cause each such Contract to be delivered to the respective Contract Owner within five days after BD's receipt. BD shall be liable to Glenbrook for any loss incurred by Glenbrook (including consequential damages and regulatory penalties) as a result of any delay by BD or a Representative in delivering such Contract.

          d. BD, Associated Insurance Agency, Agents and Representatives shall not encourage a prospective purchaser to surrender or exchange a Contract in order to purchase another insurance policy or contract except when a change in circumstances makes the Contract an unsuitable investment for the Contract owner.

9.   PAYMENTS RECEIVED BY BD

     All premium payments (hereinafter collectively referred to as "Payments") are the property of Glenbrook and shall be transmitted to Glenbrook by BD immediately upon receipt by BD or Associated Insurance Agency or any Agent or Representative in accordance with the administrative procedures of Glenbrook, without any deduction or offset for any reason, including by example but no limitation any deduction or offset for compensation claimed by BD. CUSTOMER CHECKS SHALL BE MADE PAYABLE TO THE ORDER OF "GLENBROOK LIFE AND ANNUITY COMPANY." Glenbrook reserves the right to reject any Payment for any reason

10.  COMMISSIONS PAYABLE

          a. Commission's payable in connection with the Contracts shall be paid to Associated Insurance Agency according to the Commission Schedule(s) relating to this Agreement in effect at the time of receipt by Glenbrook of the payment or transaction request on which such commissions are based. If available, a Commission Option(s) may: (1) be elected by BD and Associated Insurance Agency on behalf of all of its Representatives or Agents or (2) may be elected by each Representative or Agent at the time of Application. Any election made and applied to a Contract may not be changed and will be in effect for the life of the Contract. Glenbrook and ALFS reserve the right to revise the Commission Schedule(s) for new business at any time upon at least thirty
               (30) days prior written notice to BD and Associated Insurance Agency.

          b. Compensation to Representatives or Agents for Contracts solicited by the Representatives or Agents and issued by Glenbrook will be governed by agreements between BD or the Associated Insurance Agency and their respective Representatives or Agents any payment thereof will be the BD's or Associated Insurance Agency's sole responsibility.

11.  REFUND OF COMMISSIONS

     If Glenbrook is required to refund premiums or return contract values and waive surrender charges on any Contract for any reason, then commission will be adjusted with respect to said premiums or Contract as set forth in the Commission Schedule, and any commission previously paid for said premiums must be refunded to Glenbrook or ALFS. ALFS shall have the right to offset any such refundable commission against amounts otherwise payable by ALFS. ALFS agrees to notify BD and Associated Insurance Agency within thirty (30) days after it receives notice from Glenbrook of any premium refund or a commission charge back.

12.  ASSOCIATED INSURANCE AGENCY

     BD and the Associated Insurance Agency represent that they are in compliance with the terms and conditions of no-action letters issued by the staff of the SEC with respect to non-registration as a broker/dealer of an insurance agency associated with a registered broker/dealer. BD and Associated Insurance Agency shall notify ALFS immediately in writing if BD and/or such agency fail to comply with any such terms and conditions and shall take such measures as may be necessary to comply with any such terms and conditions. If Associated Insurance Agency is the same person as BD, this Paragraph 12 does not apply, and BD shall undertake all the duties, responsibilities and privileges under this Agreement.

13.  HOLD HARMLESS AND INDEMNIFICATION PROVISIONS

          a. No party to this agreement will be liable for any obligation, act or omission of any other party. BD and Associated Insurance Agency will hold harmless and indemnify Glenbrook and ALFS, and conversely, Glenbrook and ALFS will hold harmless and indemnify BD and Associated Insurance Agency for any loss or expense suffered as a result of the violation or noncompliance by the indemnifying party of or with any applicable law or regulation or any provision of this Agreement. Further, any BD violation or noncompliance by an associated person, as defined in Article 1 of the NASD By-Laws, would be covered under this provision.

          b. Without limited the above paragraph, in situations when "as of" pricing is necessary in connection with the Contracts (and a loss is incurred to compensate the Contract owner for reduced Contract values) the party whose actions resulted in the loss will bear the costs according to pricing procedures established by Glenbrook.

14.  NON-ASSIGNABILITY PROVISION

     This Agreement may not be assigned by any party except by mutual consent of all other parties.

15.  NON-WAIVER PROVISION

     Failure of any party to terminate the Agreement for any of the causes set forth in this Agreement will not constitute a waiver of that party's right to terminate this Agreement at a later time for any of these causes.

16.  AMENDMENTS

     Except as stated in Paragraph 10, no amendment to this Agreement will be effective unless it is in writing and signed by all the parties hereto.

17.  RECERTIFICATION

     BD and Associated Insurance Agency shall, on a periodic basis determined by Glenbrook and ALFS, certify that they are in compliance with all terms and provisions of this Agreement.

18.  INDEPENDENT CONTRACTORS

     BD and its Representatives, and Associated Agency and its Agents, are independent contractors with respect to Glenbrook and ALFS.

19.  NOTIFICATION OF CUSTOMERS COMPLIANTS OR DISCIPLINARY PROCEEDINGS

          a. BD and Associated Insurance Agency agree to notify ALFS promptly of any customer complaints or disciplinary proceedings against BD, Associated Insurance Agency or any Representatives or Agents relating to the Contracts or any threatened or filed arbitration action or civil litigation arising out of solicitation of the Contracts.

          b. BD and Associated Insurance Agency shall cooperate with Glenbrook in investigating and responding to any customer complaint, attorney demand, or inquiry received from state insurance departments or other regulatory agencies or legislative bodies, and in any settlement or trial of any actions arising out of the conduct of business under this Agreement.

          c. Any response by BD or Associated Insurance Agency to an individual customer compliant will be sent to Glenbrook and ALFS for approval not less than five (5) business days prior to it being sent to the customer, except that if a more prompt response is required, the proposed response may be communicated by telephone, facsimile or in person.

20.  BOOKS, ACCOUTNS AND RECORDS

          a. BD and Associated Insurance Agency agree to maintain books, accounts and records so as to clearly and accurately disclose the nature and details of transactions relating to the Contracts and to assist Glenbrook and ALFS in the timely preparation of their respective books accounts and records. BD and Associated Insurance Agency shall upon request submit such books, accounts and records to the regulatory and administrative bodies which have jurisdiction over Glenbrook or the Funds.

          b. Each party to this Agreement shall promptly furnish to the other parties any reports and information which another party may request for the purpose of meeting its reporting and record keeping obligations under the insurance laws of any state, and under the federal and state securities laws or the rules of the NASD.

21.  LIMITATIONS

     No party other than Glenbrook shall have authority on behalf of Glenbrook to make, alter, or discharge any Contract issued by Glenbrook, to waive any forfeiture provision or to grant, permit, or extend the time of making any Payments, or to alter the forms which Glenbrook may prescribe or substitute other forms in place of those prescribed by Glenbrook or to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Glenbrook.

22.  CONFIDENTIALITY

     Each party to this Agreement shall maintain the confidentiality of any material designated as proprietary by another party, and shall not use or disclose such information without the prior written consent of the party designating such material as proprietary.

23.  TERMINATION

          a. This Agreement may be terminated at the option of any party upon ten (10) days written notice to the other parties, or at the option of any party hereto upon the breach by any party of the covenants and terms of this Agreement. Paragraph 13 shall survive any such termination.

          b. This Agreement may be terminated immediately for cause upon an event of default. Such termination shall be deemed to occur as of the date immediately preceding the event of default. An "event of default" shall occur when the first of the (i) BD or Associated Insurance Agency files for bankruptcy, or financial or corporate reorganization under federal or state insolvency law; (ii) applicable laws or regulations prohibit BD or Associated Insurance Agency from continued marketing of the Contracts.

24.  NOTICE

          a. In the event of sale, transfer or assignment of a controlling interest in BD or Associated Insurance Agency, notice shall be provided in writing to Glenbrook no less than thirty (30) days prior to the closing date.

          b. All notices to Glenbrook and ALFS relating to this Agreement will be duly provided by certified or express mail to:

                        General Counsel
                        Glenbrook Life and Annuity Corporation
                        3100 Sanders Road
                        Northbrook, Illinois 60062

          c. All notices to BD and Associated Insurance Agency will be duty provided if mailed to their respective address show on the Agency Specification/Signature Page(s).

25.  SEVERABLITY

     Should any provision of this Agreement be held unenforceable, those provisions not affected by the determination of unenforceability shall remain in full force and effect.

26.  GOVERNING LAW

     This Agreement will be construed in accordance with the laws of the State of Illinois.

                                    EXHIBIT A

                        GENERAL LETTER OF RECOMMENDATION

BD hereby certifies to Glenbrook Life and Annuity Company ("Glenbrook") that all the following requirements will be fulfilled in conjunction with the submission of appointment papers for all applicants as agents of Glenbrook submitted by BD. BD will, upon request, forward proof of compliance with same to Glenbrook in a timely manner.

     1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identify, residence, business reputation, and experience and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is worthy of appointment as a variable contract agent of Glenbrook. This inquiry and background investigation has included a credit and criminal check on each applicant. Based upon our investigation, we vouch for each applicant and certify that each individual is trustworthy, competent and qualified to act as an agent for Glenbrook to hold himself out in good faith to the general public.

     2. We have on file the appropriate state insurance department licensing forms (i.e. B-300, B-301), or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative thorough our NASD member firm, and each applicant is presently registered as a NASD registered representative.

          The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license or appointment and all the findings of all investigative information is favorable.

     3. We certify that all educational requirements have been met for the specific state each applicant is licensed in; and that, all such persons have fulfilled the appropriate examination, education and training requirements.

     4. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

     5. We will not permit any applicant to transact insurance as an agent until duly licensed and appointed by Glenbrook. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity on behalf of Glenbrook, and they will not be so permitted until the certificates of authority applied for is received.

                                    EXHIBIT B

                        ETHICAL MARKET CONDUCT COMPLIANCE

BD and Associated Insurance Agency (also referred to as "you" or "your") are required to comply with Glenbrook's policies and procedures concerning the replacement of life insurance policies and annuity polices. A replacement occurs whenever an existing life insurance policy or annuity is terminated, converted or otherwise changed in value. For any transaction involving a replacement, Glenbrook requires you to:

     1. recommend the replacement of an existing policy only when replacement is in the best interest of the customer;

     2. fully disclose all relevant information to the customer, which information includes: a) comparison of old and new premiums, expenses and surrender charges, cash values, and death benefits; b) any loss of cash value or policy value by surrendering the existing policy; c) all guaranteed and maximum value of both policies; d) the fact that a new contestability and suicide period starts under the new policy; and e) the requirement that the customer must be re-underwritten for the new policy;

     3. provide state-required replacement notices to customers on the same day the application is taken and indicate on the application that the transaction involves the full or partial replacement of an existing policy;

     4. submit, all advertising materials intended to promote the sale of any Glenbrook product to the home office for approval prior to use;

     5. immediately report to Glenbrook any customer complaints, whether written or oral, and assist Glenbrook in resolving the complaint to the satisfaction of all parties;

     6. communicate these standards to any producers or office personnel that you directly supervise and request their agreement to be bound by these conditions as well.

Glenbrook and ALFS may terminate this Agreement without notice if you fail to comply with Glenbrook's rules and requirements concerning the replacement of life insurance and annuities and Glenbrook's rules and requirements concerning ethical market conduct.

Your right to any commissions or any other thing of value shall cease if you violate laws and regulations governing unfair trade practices, life insurance and annuity advertising, replacement of life insurance and annuities, sales illustrations and agent licensing.

By promoting the sale of a Glenbrook product to a customer, you agree to be bound by the terms and conditions of this Addendum without modification.

                                   SCHEDULE A

                             SCHEDULE OF COMMISSIONS

Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for Registered Contracts issued according to the following chart.

                 AIM LIFETIME PLUS SINGLE PREMIUM VARIABLE LIFE

                                                                  COMMISSION OPTIONS
                                                            -----------------------------
              PLAN                     ISSUE AGE               A                   B
-----------------------------------------------------------------------------------------
                                          0-80               7.50%*             6.25%*
                                                            No trail         .25% trail**
           Single Life
                                         81-85               6.00%*             5.00%*
                                                            No trail         .25% trail**

                                         18-80               7.50%*             6.25%*
                                                            No trail         .25% trail**
          Last Survivor
                                         81-85               6.00%*             5.00%*
                                                            No trail         .25% trail**

*    = Based upon purchase payment

** = Trail commissions are based on the contract value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 15th contract month and ending when the contract has expired; the contract must be effect through the end of the contract quarter for a trail commission to be paid.

In the event a Partial Withdrawal occurs, trail commissions will continue to be paid in any quarter in which the contract remains in force.

In the event that any AIM LIFETIME PLUS Single Premium Variable Life is surrendered during the "free look" period, there will be a full chargeback of commission.

                                   SCHEDULE A

                             SCHEDULE OF COMMISSIONS

Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

                       AIM LIFETIME PLUS VARIABLE ANNUITY

                                                             COMMISSION OPTIONS
               ISSUE AGE                    ---------------------------------------------------
                                                    A                              B
-----------------------------------------------------------------------------------------------
                 0-80                             5.75%*                         4.75%*
                                                 No trail                     .25% trail**

                                                  4.75%*                         3.50%*
                 81-85                           No trail                     .25% trail**

                 86-90                            2.50%*                         1.25%*
                                                 No trail                     .25% trail**

*    = Based upon purchase payment

**   = Trail commissions are based on the contract value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 15th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

                             COMMISSION CHARGEBACKS

         TRANSACTION               PERIOD OF CHARGEBACK              CHARGEBACK                   PLEASE NOTE
----------------------------------------------------------------------------------------------------------------------
          Surrender               During the "free look"         100% of commission                   N/A
                                          period

                                                                                            For issue ages 81-85 on
        Annuitization             Months 1-12 following a        Commission will be        Option B and ages 86-90,
                                     purchase payment          adjusted to equal 4.25%        Options A and B, no
                                                                                            adjustment will be made

                                   SCHEDULE A

                             SCHEDULE OF COMMISSIONS

Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

                      AIM LIFETIME PLUS II VARIABLE ANNUITY

                                                              COMMISSION OPTIONS
               ISSUE AGE                    ---------------------------------------------------
                                                    A                              B
-----------------------------------------------------------------------------------------------
                  0-80                            5.75%*                         4.75%*
                                                 No trail                     .25% trail**

                                                  4.75%*                         3.50%*
                 81-85                           No trail                     .25% trail**

                 86-90                            2.75%*                         2.25%*
                                                 No trail                     .25% trail**

*    = Based upon purchase payment

**   = Trail commissions are based on the contract value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 15th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

                             COMMISSION CHARGEBACKS

         TRANSACTION               PERIOD OF CHARGEBACK              CHARGEBACK                   PLEASE NOTE
----------------------------------------------------------------------------------------------------------------------
          Surrender               During the "free look"         100% of commission                   N/A
                                          period

                                                                                            For issue ages 81-85 on
        Annuitization             Months 1-12 following a        Commission will be        Option B and ages 86-90,
                                     purchase payment          adjusted to equal 4.25%        Options A and B, no
                                                                                            adjustment will be made

                                   SCHEDULE A

                             SCHEDULE OF COMMISSIONS

Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

                  AIM LIFETIME ENHANCED CHOICE VARIABLE ANNUITY

                                                              COMMISSION OPTIONS
               ISSUE AGE                    ---------------------------------------------------
                                                    A                              B
-----------------------------------------------------------------------------------------------
                 0-80                            5.50%*                          4.25%*
                                                 No trail                     .25% trail**

*    = Based upon purchase payment

**   = Trail commissions are based on the contract value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid each calendar quarter beginning with the first calendar quarter following the 15th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract quarter for a trail commission to be paid.

                             COMMISSION CHARGEBACKS

         TRANSACTION               PERIOD OF CHARGEBACK              CHARGEBACK                   PLEASE NOTE
----------------------------------------------------------------------------------------------------------------------
          Surrender               During the "free look"         100% of commission                   N/A
                                          period
        Annuitization             Months 1-12 following a        Commission will be
                                     purchase payment          adjusted to equal 4.25%                N/A